Long-term Investments	12 Months Ended
Dec. 31, 2014
Long-term Investments
Long-term Investments

4. Long-term Investments

Long-term investments comprised of investments in publicly traded companies, privately held companies and limited partnerships. The following sets forth the changes in the Company’s long-term investments.

	Cost	Equity Method			Available-for-Sale
	Method	(CRIC)	(E-House)	(Others)	Securities	Total
	(In thousands)
Balance at December 31, 2011	$129,237	$244,388	$—	$26,450	$63,864	$463,939
New Investments	34,623	—	190,669	10,300	68,661	304,253
Income (loss) from investment	—	(9,077)	(7,657)	6,004	—	(10,730)
Investment impairment	(8,580)	—	—	(1,546)	(8,372)	(18,498)
Unrealized gain	—	—	—	—	30,373	30,373
Disposal of investment	(1,584)	(236,212)	—	(260)	(66,407)	(304,463)
Others	190	901	742	168	—	2,001
Balance at December 31, 2012	153,886	—	183,754	41,116	88,119	466,875
New Investments	40,427	—	—	3,341	4,769	48,537
Income from investment	—	—	2,250	7,275	—	9,525
Investment impairment	(6,134)	—	—	—	—	(6,134)
Unrealized gain	—	—	—	—	46,787	46,787
Disposal/dilution of investment	(26,145)	—	(10,205)	(456)	—	(36,806)
Changes from equity method to consolidation	—	—	—	(3,567)	—	(3,567)
Dividend received	—	—	(4,400)	(2,084)	—	(6,484)
Others	2,703	—	3,806	1,345	—	7,854
Balance at December 31, 2013	164,737	—	175,205	46,970	139,675	526,587
New Investments	180,854	—	—	13,763	39,640	234,257
Income from investment	—	—	10,138	9,333	—	19,471
Investment impairment	(10,126)	—	—	(5,187)	(2,647)	(17,960)
Unrealized gain	—	—	—	—	75,450	75,450
Disposal/dilution of investment	(37,625)	—	48,298	47,394	(9,654)	48,413
Changes from cost method to consolidation	(12,684)	—	—	—	—	(12,684)
Changes from cost method to available-for-sale securities	(20,000)	—	—	—	20,000	—
Dividend received	—	—	(5,867)	(4,103)	—	(9,970)
Others	(1,954)	—	(1,134)	(473)	—	(3,561)
Balance at December 31, 2014	$263,202	$—	$226,640	$107,697	$262,464	$860,003

Cost Method

As of December 31, 2014, investments accounted for under the cost method were $263.2 million. Investments were accounted for under the cost method if the Company had no significant influence or if the underlying shares were not considered in substance ordinary shares and had no readily determinable fair value. In December 2013, the Company obtained control of its investment in All Sure through a step acquisition, the impact of which was reflected in the disposal of investment (see Note 5). In January 2014, the Company obtained control of its investment in Beijing Weiyue Information Technology Co., Ltd (“Weiyue”) through a step acquisition, the impact of which was reflected in the disposal/dilution of investment (also see Note 5). During 2014, the Company invested $180.9 million under cost method in multiple private high-tech companies, which have operational synergy with the Company’s core business. Among these entities, the top two investees had investment consideration of $47.2 million and $37.7 million.

Equity Method

As of December 31, 2014, investments accounted for under the equity method totaled $334.3 million, which included a $226.6 million investment in E-House. Investments are accounted for under the equity method when the Company has significant influence in the investment and the investment is considered in substance ordinary shares. Investments in limited partnerships, whose operating and financial policies the Company had virtually significant influence over were also accounted for using the equity method.

On April 20, 2012, CRIC merged into and became a whole-owned subsidiary of E-House. None of our equity investments accounts for significant subsidiary criteria for the years ended December 31, 2012, 2013 and 2014. The Company summarizes the unaudited condensed financial information of the Company’s equity investments as a group below in accordance with Rule 4-08 of Regulation S-X:

	Years Ended December 31,
	2013	2014
	(In thousands)
Operating data:
Revenue	$811,048	$1,023,959
Gross profit	$524,987	$698,579
Income from operations	$74,009	$89,934
Net income	$63,195	$88,228
Net income attributable to our equity method investments companies	$64,066	$75,121

	As of December 31,
	2013	2014
	(In thousands)
Balance sheet data:
Current assets	$1,159,823	$1,668,664
Long-term assets	$446,680	$610,181
Current liabilities	$410,587	$492,308
Long-term liabilities	$180,621	$161,899
Non-controlling interests	$14,727	$151,598

The closing prices of E-house and Tian Ge Interactive Holding Limited (“Tian Ge”) as of December 31, 2014 are $7.24 and HK$4.09 per ADS/share, the aggregate market value of the Company’s investment is approximately $212.4 million and HK$1,227.0 million ($158.2 million), respectively.

Investment in E-House was accounted for using the equity method with the cost allocated as follows:

	As of December 31,
	2012	2013	2014
	(In thousands)
Carrying value of investment in E-House	$183,754	$175,205	$226,640
Proportionate share of E-house’s net tangible and intangible assets *	169,729	169,194	208,731
Proportionate share of E-house’s change of APIC which was not picked up by SINA	—	—	15,885
Excess of carrying value of investment proportionate share of E-house’s net tangible and intangible assets	$14,025	$6,011	$2,024

The excess of carrying value has been primarily assigned to:
Goodwill and amortizable intangible assets *	$18,078	$9,478	$4,860
Deferred tax liabilities	(4,053)	(3,467)	(2,836)
	$14,025	$6,011	$2,024

Cumulative (loss) gain in equity interest	$(7,657)	$(5,407)	$4,731

* The weighted average life of the intangible assets recorded in E-House’s financial statements was 8 years and the intangible assets not included in E-House’s financial statements, excluding the asset with indefinite life, was 6 years.

In July 2009, the Company entered into a definitive agreement (the “Agreement”) with E-House to merge E-House’s real estate information and consulting services and COHT (the “Transaction”). Under the Agreement, SINA would contribute its online real estate business into its majority-owned subsidiary COHT, and CRIC would issue its own ordinary shares to SINA to acquire SINA’s equity interest in COHT in exchange for shares in CRIC. In September 2009, the Company entered into an amended and restated advertising agency agreement, a domain name and content license agreement, a trademark license agreement and a software license and support services agreement (the “License Agreements”) with COHT as part of its consideration for the interest in CRIC. Beginning October 1, 2009, the Company no longer consolidated the financial results of COHT and instead accounted for its interest in CRIC using the equity method of accounting, which is reported one quarter in arrears.

On October 28, 2011, CRIC announced that its board of directors had received a non-binding proposal from E-House to acquire on all of the outstanding shares of CRIC that were not owned by E-House. CRIC would be privatized and wholly-owned by E-House subsequent to the merger. Pursuant to the definitive merger agreement entered between CRIC and E-House on December 28, 2011, upon the terms and subject to the conditions thereof, at the effective time of the merger, each of the CRIC’s ordinary shares (“CRIC shares”) issued and outstanding immediately prior to the effective time of the merger (including CRIC shares represented by American depositary shares (“CRIC ADSs”), each of which represents one CRIC share) would be cancelled in exchange for the right to receive cash consideration of $1.75, without interest, plus, in the case of each CRIC share (not including CRIC shares represented by CRIC ADSs), 0.6 E-House ordinary shares (“E-House shares”), or, in the case of each CRIC share represented by a CRIC ADS, 0.6 E-House American depositary shares (“E-House ADSs”), each of which represents one E-House share. The merger was subject to customary closing conditions and approval by the shareholders of CRIC.

On April 19, 2012, CRIC announced that it had obtained shareholders’ approval and would merge into and become a 100% subsidiary of E-House as of April 20, 2012. Consequently, the Company’s interest in CRIC was converted into 29.3 million ordinary shares of E-House, equivalent to a 24.9% interest in E-House and $85.5 million in cash. As a result of the merger, the Company recognized a one-time gain of $45.3 million, which was the difference between the considerations received and the carrying value of the investment in CRIC at the transaction date, after offsetting the cumulative currency translation adjustments previously recorded for CRIC as other comprehensive income. Earnings from CRIC for the period from April 1, 2012 to April 19, 2012 is not material and has been included in the disposal gain of $45.3 million.

In March 2013, E-House issued new shares to its management at a pre-determined price, which resulted in a dilution loss of $10.2 million related to the decrease of SINA’s interest in E-House.

In March 2014, Leju Holdings Limited (“Leju”), a wholly owned subsidiary of E-house, entered into a share purchase and subscription agreement with E-House and Tencent Holdings Ltd. (“Tencent”), pursuant to which Tencent acquired 15% of Leju’s total outstanding ordinary shares on a fully diluted basis from E-House and E-house’s ownership in Leju decreased from 100% to 85% on a fully diluted basis. On April 17, 2014, Leju completed its initial public offering on New York Stock Exchange with the new issuance of 11.5 million ADSs. Concurrent with Leju’s initial public offering, Leju additionally issued 2.0 million ordinary shares to Tencent in a private placement. Upon the completion of such transaction, E-House’s interest in Leju was further diluted. Although SINA’s ownership percentage in E-house did not change, the Company recognized a change in interest gain of $29.1 million and $19.2 million respectively for the two transactions respectively, as a result of the increase of SINA’s proportionate share of net assets in E-house.

On July 9, 2014, Tian Ge, an equity method investee of the Company, completed its initial public offering on the Main Board of The Stock Exchange of Hong Kong Limited with the new issuance of 349.9 million ordinary shares (“Tian Ge IPO”). After Tian Ge IPO, the Company’s equity interest in Tian Ge was diluted from 36% to 25% and the Company in substance disposed part of its interest in Tian Ge. As the issuance price per share was higher than the Company’s average carrying value per share, the Company recorded a gain of $49.2 million to reflect the partial disposal.

The Company performs the impairment assessment of its investments under the cost method and equity method whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. In 2012, the Company recorded $8.6 million and $1.5 million in impairment charges to the carrying value of its investments under the cost method and equity method, respectively.  In 2013, the Company recorded $6.1 million in impairment charges to the carrying value of its investments under the cost method and no impairments were charged to investments under equity method. In 2014, the Company recorded $10.1 million and $5.2 million in impairment charges to the carrying value of its investments under the cost method and equity method, respectively.

Available-for-Sale Securities

The following table shows the carrying amount and fair value of marketable securities:

	Cost Basis	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In thousands)
Youku Tudou	$67,425	$44,580	$—	$112,005
MCOX	6,709	1,320	—	8,029
Others	10,770	8,871	—	19,641
December 31, 2013	$84,904	$54,771	$—	$139,675

Youku Tudou	$91,969	$—	$(3,036)	$88,933
Alibaba	20,000	130,777	—	150,777
Others	20,274	2,480	—	22,754
December 31, 2014	$132,243	$133,257	$(3,036)	$262,464

Investments in marketable securities are held as available-for-sale and reported at fair value, which totaled $139.7 million and $262.5 million as of December 31, 2013 and 2014, respectively. As of December 31, 2013, the Company’s investments in marketable securities included $112.0 million inYouku Tudou Inc. (“ Youku Tudou”) shares and $8.0 million in Mecox Lane Limited (“MCOX”) shares. As of December 31, 2014, the Company’s investment in marketable securities included $150.8 million in Alibaba Group Holding Limited (“Alibaba”) shares and $88.9 million in Youku Tudou shares. Net unrealized gains as of December 31, 2013 and 2014 were $54.8 million and $130.2 million, respectively.

The Company invested Alibaba through Yunfeng Funds with a total cost of $50.0 million in October 2011. On September 19, 2014, Alibaba completed its listing on the New York Stock Exchange (“Alibaba IPO”). The Company sold part of shares held, had total cost of $30.0 million, through Alibaba IPO and recognized a one-time disposal gain of $109.2 million. As of December 31, 2014, the fair value of Alibaba shares held by the Company was $150.8 million, with total cost of $20.0 million and unrealized gain of $130.8 million.

In 2014, the Company also invested $24.5 million in Youku Tudou shares and sold all MCOX shares with a disposal gain of $3.6 million. The Company reviews its available-for-sale investments regularly to determine if an investment is other-than-temporarily impaired due to changes in quoted market price or other impairment indicators. Changes in market conditions and other facts and circumstances may change the business prospects of these issuers, the assessment, which included the business and financial outlook, the financial condition, as well as the severity and duration of the drop in share price compared to the carrying value, that these investments are not other-than-temporarily impaired, as well as the ability and current intent to hold these securities until the prices recover. For the years ended December 31, 2012, 2013 and 2014, the impairment charges of available-for-sale investments were $8.4 million, nil and $2.6 million, respectively.